For information: David Schachter (914) 921-5070
PRESS RELEASE
FOR IMMEDIATE RELEASE Rye, New York March 19, 2018	NYSE – GUT CUSIP – 36240A101

GABELLI UTILITY TRUST

ANNOUNCES RIGHTS OFFERING FOR COMMON SHARES

RECORD DATE AND SUMMARY OF TERMS

Rye, NY — The Board of Trustees of The Gabelli Utility Trust (NYSE:GUT) (the “Fund”) has approved a transferable rights offering which would allow the Fund’s record date common shareholders to acquire additional common shares (the “Offering”). The Offering to acquire additional common shares will be made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder will receive one transferable right (the “Right”) for each common share held on the record date March 29, 2018.

•	Five Rights plus $5.50 (the “Subscription Price”) will be required to purchase one additional common share (the “Primary Subscription”). The purchase price will be payable in cash.

•	Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

•	The Rights are expected to trade “when issued” on the New York Stock Exchange beginning on March 27, 2018, and the Fund’s common shares are expected to trade “Ex-Rights” on the New York Stock Exchange beginning on March 28, 2018. The Rights are expected to begin trading for normal settlement on the New York Stock Exchange (NYSE:GUT RT) on or about April 3, 2018.

•	The Offering expires at 5:00 PM Eastern Time on May 15, 2018.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for this Offering to record date shareholders beginning on April 2, 2018. Financial Advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering should be directed to the Fund at 800-GABELLI or 914-921-5070.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s monthly distribution to be paid on May 23, 2018 and will not be entitled to receive such distribution.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Utility Trust is a diversified, closed-end management investment company with $316 million in total net assets whose primary investment objective is long-term growth of capital and income. The Fund invests primarily in utility companies involved in (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).